SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                 --------------

                                    FORM 8-K

                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                           May 22, 2008 (May 20, 2008)
                Date of Report (Date of earliest event reported)


                        REDHOOK ALE BREWERY, INCORPORATED
               (Exact Name of Registrant as Specified in Charter)


         Washington                   0-26542                  91-1141254
(State or Other Jurisdiction  (Commission file number)      (I.R.S. Employer
     of Incorporation)                                     Identification No.)


                        14300 NE 145th Street, Suite 210
                          Woodinville, Washington 98072
               (Address of Principal Executive Offices, Zip Code)


                                 (425) 483-3232
              (Registrant's Telephone Number, Including Area Code)


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[X] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events


On November 13, 2007, Redhook Ale Brewery, Incorporated ("Redhook" or the "Company") entered into an Agreement and Plan of Merger (the "Merger Agreement") with Widmer Brothers Brewing Company, an Oregon corporation ("Widmer").The Merger Agreement provides, subject to customary conditions to closing, for a merger (the "Merger") of Widmer with and into the Company. The Merger Agreement was amended by Amendment No. 1 dated April 30, 2008. A copy of the Merger Agreement was included as an exhibit to the Company's current report on Form 8-K filed with the Securities and Exchange Commission ("SEC") on November 13, 2007. A copy of Amendment No. 1 to Merger Agreement is included as an exhibit to the Company's registration statement on Form S-4/A filed with the SEC on May 12, 2008.

On March 26, 2008, the Company filed with the SEC a registration statement on Form S-4 (333-149908), as amended by Amendment No. 1 dated May 2, 2008 and
Amendment No. 2 dated May 12, 2008, that includes a joint proxy statement/prospectus and other documents regarding the proposed merger with Widmer. The registration statement was declared effective on May 13, 2008.

On May 20, 2008, the Company held its earnings conference call for the first quarter of 2008. During the conference call, representatives of Redhook discussed Redhook's financial results for the first quarter of 2008, related business issues, and Redhook's proposed merger with Widmer. A transcript of the conference call is attached hereto as Exhibit 99.1.

Additional Information About the Merger and Where to Find It

The Company has filed with the SEC a registration statement on Form S-4 that includes a joint proxy statement/prospectus and other documents regarding the proposed merger with Widmer. Investors and security holders are urged to read the registration statement on Form S-4 and the related joint proxy statement/prospectus (including any amendments or supplements to those documents) because they contain important information about Redhook, Widmer and the proposed merger. Investors and security holders may obtain free copies of these documents and other documents filed with the SEC at the SEC's web site at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents filed with the SEC by Redhook by directing a request by email to Investor.Relations@Redhook.com or by mail to Redhook Ale Brewery, Incorporated, 14300 NE 145th Street, Suite 210, Woodinville, WA 98072, Attn.:
Investor Relations. In addition, investors and security holders may access copies of documents filed by the Company with the SEC in the Investor Relations area of the Redhook website at www.redhook.com.


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


Participants in the Solicitation

The Company and its executive officers and directors may be deemed to be participants in the solicitation of proxies from the Redhook shareholders in connection with the proposed merger. Information concerning the interests of these executive officers and directors in the merger, including their beneficial ownership of the Company common stock, is included in the joint proxy statement/prospectus. Additional information regarding the executive officers and directors of the Company is included in the Redhook annual report on Form 10-K/A for the year ended December 31, 2007, which was filed with the SEC on May 12, 2008. These documents are available free of charge at the SEC's website (www.sec.gov) and from Redhook Investor Relations.

Forward-Looking Statements

The foregoing information regarding the proposed merger includes forward-looking statements that are subject to risks and uncertainties, including but not limited to the possibility that the proposed merger may not ultimately close for a number of reasons, such as either company not obtaining the requisite shareholder approval or the inability to obtain the approval of Anheuser-Busch Incorporated; that prior to closing of the merger, the businesses of the Company and Widmer, including the retention of key employees, may suffer due to uncertainty; that, in the event the merger is completed, the combined company may not have greater opportunities and advantages; that the combination of the Company and Widmer may not result in a company better positioned to compete on a national basis; that the operational, financial and management controls, reporting systems and procedures of the combined companies may be inadequate; and that the parties may be unable to successfully execute their integration strategies or realize the expected benefits of the merger. Other factors that could create or contribute to other risks and uncertainties are more fully described in the Company's filings with the SEC, including, but not limited to, the Company's annual report on Form 10-K/A for the year ended December 31, 2007. The forward-looking statements in this report speak only as of the date hereof, and the Company expressly disclaims any intent or obligation to update these forward-looking statements.


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


Item 9.01 Financial Statements and Exhibits

(c)  Exhibits



Exhibit No.         Description
-------------     --------------------------------------------------------------

99.1 Transcript of Conference Call held by Redhook Ale Brewery, Incorporated on May 20, 2008






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



                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                REDHOOK ALE BREWERY,
                                                INCORPORATED



Dated:  May 22, 2008                        By: /s/ JAY T. CALDWELL
                                                 -------------------------------
                                                    Jay T. Caldwell
                                                    Chief Financial Officer and
                                                        Treasurer




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